                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-1

Original Principal Balance                                        211,000,000.00

                                                                                                         PER $1000
                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                       TOTALS          BALANCE
    Principal Amount of Notes as of Prior Distribution Date                           161,752,042.26     766.597357

    Principal Amount of Notes as of Current Distribution Date                         120,387,901.90     570.558777

                                Pool Factor                                                 0.570559

PRINCIPAL DISTRIBUTABLE AMOUNT:

    Note Monthly Principal Distributable Amount                     41,364,140.36                        196.038580
    Plus: Prior Principal Carryover                                          0.00                          0.000000
                                                                    -------------
    Total Principal Distributable Amount                            41,364,140.36                        196.038580

    Principal Distribution Amount                                   41,364,140.36                        196.038580
                                                                    -------------

    Current Principal Carryover                                                                 0.00       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

    Note Monthly Interest Distributable Amount                         158,786.59                          0.752543
    Plus: Prior Interest Carryover                                           0.00                          0.000000
                                                                    -------------
    Total Interest Distributable Amount                                158,786.59                          0.752543

    Interest Distribution Amount                                       158,786.59                          0.752543
                                                                    -------------

    Current Interest Carryover                                                                  0.00       0.000000

                                                                                                           PER $1000
                                                                                                           AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                  ORIG PRIN BAL
     Aggregate Principal Balance                                 1,344,503,271.48                        943.511068

     Servicing Fee                                                   1,437,403.49                          1.008704

     Spread Account                                                 13,445,032.71                          9.435111
     Net Change in Spread Account                                     (354,040.77)                              n/a

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-2

Original Principal Balance                                       491,000,000.00

                                                                                                         PER $1000
                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                        TOTALS         BALANCE
     Principal Amount of Notes as of Prior Distribution Date                           491,000,000.00   1000.000000

     Principal Amount of Notes as of Current Distribution Date                         491,000,000.00   1000.000000

                                Pool Factor                                                  1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                             0.00                          0.000000
     Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                                       ----------
     Total Principal Distributable Amount                                    0.00                          0.000000

     Principal Distribution Amount                                           0.00                          0.000000
                                                                       ----------

     Current Principal Carryover                                                                 0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                        683,308.33                          1.391667
     Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                                       ----------
     Total Interest Distributable Amount                               683,308.33                          1.391667

     Interest Distribution Amount                                      683,308.33                          1.391667
                                                                       ----------

     Current Interest Carryover                                                                  0.00      0.000000

                                                                                                           PER $1000
                                                                                                           AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                  ORIG PRIN BAL
     Aggregate Principal Balance                                 1,344,503,271.48                        943.511068

     Servicing Fee                                                   1,437,403.49                          1.008704

     Spread Account                                                 13,445,032.71                          9.435111
     Net Change in Spread Account                                     (354,040.77)                              n/a

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-3

Original Principal Balance                                       168,000,000.00

                                                                                                         PER $1000
                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                        TOTALS         BALANCE
     Principal Amount of Notes as of Prior Distribution Date                           168,000,000.00   1000.000000

     Principal Amount of Notes as of Current Distribution Date                         168,000,000.00   1000.000000

                                Pool Factor                                                  1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                            0.00                           0.000000
     Plus: Prior Principal Carryover                                        0.00                           0.000000
                                                                      ----------
     Total Principal Distributable Amount                                   0.00                           0.000000

     Principal Distribution Amount                                          0.00                           0.000000
                                                                      ----------

     Current Principal Carryover                                                                 0.00      0.000000


INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                       334,600.00                           1.991667
     Plus: Prior Interest Carryover                                         0.00                           0.000000
                                                                      ----------
     Total Interest Distributable Amount                              334,600.00                           1.991667

     Interest Distribution Amount                                     334,600.00                           1.991667
                                                                      ----------

     Current Interest Carryover                                                                  0.00      0.000000

                                                                                                           PER $1000
                                                                                                           AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                  ORIG PRIN BAL
     Aggregate Principal Balance                                1,344,503,271.48                         943.511068

     Servicing Fee                                                  1,437,403.49                           1.008704

     Spread Account                                                13,445,032.71                           9.435111
     Net Change in Spread Account                                    (354,040.77)                               n/a

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-4

Original Principal Balance                                       373,300,000.00

                                                                                                         PER $1000
                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                   TOTALS              BALANCE
     Principal Amount of Notes as of Prior Distribution Date                      373,300,000.00        1000.000000

     Principal Amount of Notes as of Current Distribution Date                    373,300,000.00        1000.000000

                                Pool Factor                                             1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                             0.00                          0.000000
     Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                                   --------------
     Total Principal Distributable Amount                                    0.00                          0.000000

     Principal Distribution Amount                                           0.00                          0.000000
                                                                   --------------

     Current Principal Carryover                                                            0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                        979,912.50                          2.625000
     Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                                   --------------
     Total Interest Distributable Amount                               979,912.50                          2.625000

     Interest Distribution Amount                                      979,912.50                          2.625000
                                                                   --------------

     Current Interest Carryover                                                             0.00           0.000000

                                                                                                           PER $1000
                                                                                                           AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                  ORIG PRIN BAL
     Aggregate Principal Balance                                 1,344,503,271.48                        943.511068

     Servicing Fee                                                   1,437,403.49                          1.008704

     Spread Account                                                 13,445,032.71                          9.435111
     Net Change in Spread Account                                     (354,040.77)                              n/a

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class B-1

Original Principal Balance                                         53,430,000.00

                                                                                                        PER $1000
                                                                                                        ORIG PRIN
AGGREGATE BALANCES:                                                                   TOTALS              BALANCE
     Principal Amount of Notes as of Prior Distribution Date                       53,430,000.00         1000.000000

     Principal Amount of Notes as of Current Distribution Date                     53,430,000.00         1000.000000

                                Pool Factor                                             1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                              0.00                          0.000000
     Plus: Prior Principal Carryover                                          0.00                          0.000000
                                                                    --------------
     Total Principal Distributable Amount                                     0.00                          0.000000

     Principal Distribution Amount                                            0.00                          0.000000
                                                                    --------------

     Current Principal Carryover                                                            0.00            0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                         121,553.25                          2.275000
     Plus: Prior Interest Carryover                                           0.00                          0.000000
                                                                    --------------
     Total Interest Distributable Amount                                121,553.25                          2.275000

     Interest Distribution Amount                                       121,553.25                          2.275000
                                                                    --------------

     Current Interest Carryover                                                             0.00            0.000000

                                                                                                           PER $1000
                                                                                                           AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                  ORIG PRIN BAL
     Aggregate Principal Balance                                  1,344,503,271.48                        943.511068

     Servicing Fee                                                    1,437,403.49                          1.008704

     Spread Account                                                  13,445,032.71                          9.435111
     Net Change in Spread Account                                      (354,040.77)                              n/a

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class C-1

Original Principal Balance                                         60,560,000.00

                                                                                                         PER $1000
                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                  TOTALS               BALANCE
     Principal Amount of Notes as of Prior Distribution Date                      60,560,000.00          1000.000000

     Principal Amount of Notes as of Current Distribution Date                    60,560,000.00          1000.000000

                                Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:


     Note Monthly Principal Distributable Amount                             0.00                           0.000000
     Plus: Prior Principal Carryover                                         0.00                           0.000000
                                                                   --------------
     Total Principal Distributable Amount                                    0.00                           0.000000

     Principal Distribution Amount                                           0.00                           0.000000
                                                                   --------------

     Current Principal Carryover                                                           0.00             0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                        152,409.33                           2.516667
     Plus: Prior Interest Carryover                                          0.00                           0.000000
                                                                   --------------
     Total Interest Distributable Amount                               152,409.33                           2.516667

     Interest Distribution Amount                                      152,409.33                           2.516667
                                                                   --------------

     Current Interest Carryover                                                            0.00             0.000000

                                                                                                           PER $1000
                                                                                                           AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                  ORIG PRIN BAL
     Aggregate Principal Balance                                 1,344,503,271.48                         943.511068

     Servicing Fee                                                   1,437,403.49                           1.008704

     Spread Account                                                 13,445,032.71                           9.435111
     Net Change in Spread Account                                     (354,040.77)                               n/a

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class D-1

Original Principal Balance                                         46,335,000.00


                                                                                                             PER $1000
                                                                                                             ORIG PRIN
AGGREGATE BALANCES:                                                                    TOTALS                 BALANCE
     Principal Amount of Notes as of Prior Distribution Date                       46,335,000.00            1000.000000

     Principal Amount of Notes as of Current Distribution Date                     46,335,000.00            1000.000000

                                Pool Factor                                             1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                              0.00                             0.000000
     Plus: Prior Principal Carryover                                          0.00                             0.000000
                                                                     -------------
     Total Principal Distributable Amount                                     0.00                             0.000000

     Principal Distribution Amount                                            0.00                             0.000000
                                                                     -------------

     Current Principal Carryover                                                            0.00               0.000000


INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                         149,430.38                             3.225000
     Plus: Prior Interest Carryover                                           0.00                             0.000000
                                                                     -------------
     Total Interest Distributable Amount                                149,430.38                             3.225000

     Interest Distribution Amount                                       149,430.38                             3.225000
                                                                     -------------

     Current Interest Carryover                                                             0.00               0.000000

                                                                                                              PER $1000
                                                                                                              AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                     ORIG PRIN BAL
     Aggregate Principal Balance                                  1,344,503,271.48                           943.511068

     Servicing Fee                                                    1,437,403.49                             1.008704

     Spread Account                                                  13,445,032.71                             9.435111
     Net Change in Spread Account                                      (354,040.77)                                 n/a